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                                      EXHIBIT 10

           Term/Time Note dated December 30, 1996, in amount of $9,000,000 from Champion to PNC Bank, National Association



Term/Time Note                                                  PNC BANK

$ 9,000,000                                              December 30, 1996


FOR VALUE RECEIVED, CHAMPION INDUSTRIES, INC., a West Virginia corporation, (the "Borrower"), with an address at 2450-90 First Avenue, Huntington, West Virginia 25703, promises to pay to the order of PNC Bank, National Association (the "Bank"), in lawful money of the United States of America in immediately available funds at its offices located at 249 Fifth Avenue, Pittsburgh, PA 15222, or at such other location as the Bank may designate from time to time, the principal sum of up to NINE MILLION DOLLARS ($9,000,000), together with interest accruing on the outstanding balance from the date hereof, as provided below:

1. Rate of Interest. Amounts outstanding under this Note will bear interest at the greater of Prime Rate or the Federal Funds Effective Rate plus 150 basis points. Interest will be calculated on the basis of a year of 360 days for the actual number of days in each interest period. As used herein, "Prime Rate" shall mean the rate publicly announced by the Bank from time to time as its prime rate. The Prime Rate is not tied to any external rate or index and does not necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers. If and when the Prime Rate changes, the Floating Rate will change automatically without notice to the Borrower, effective on the date of any such change. As used herein, "Federal Funds Effective Rate" shall mean the rate per annum (based on a year of 360 days and actual days elapsed and rounded upward to the nearest 1/100 of 1%) announced by the Federal Reserve Bank of New York (or any successor) on such day as being the weighted average of the rates on overnight federal funds transactions arranged by federal funds brokers on the previous trading day, as computed and announced by such Federal Reserve Bank (or any successor) in substantially the same manner as such Federal Reserve Bank computes and announces the weighted average it refers to as the "Federal Funds Effective Rate" as of the date of this Note; provided, if such Federal Reserve Bank (or its successor) does not announce such rate on any day, the "Federal Funds Effective Rate" for such day shall be the Federal Funds Effective Rate for the last day on which such rate was announced. In no event will the rate of interest hereunder exceed the maximum rate allowed by law.

2. Payment Terms. Principal and interest and any other amounts owed under this Note will be due and owing without demand on January 31, 1997. If any payment under this Note shall become due on a Saturday, Sunday or public holiday under the laws of the State where the Bank's office indicated above is located, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment. The Borrower hereby authorizes the Bank to charge the Borrower's deposit accounts at the Bank for any payment when due hereunder. Payments received will be applied to charges, fees and expenses (including attorneys' fees), accrued

                                    - 4 -

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interest and principal in any order the Bank may choose, in its sole discretion. The Borrower will reimburse the Bank on or before January 3, 1997 for attorney's fees incurred in connection with this Note.

3. Default Rate. Upon maturity, whether by acceleration, demand or otherwise, and at the option of the Bank and upon the occurrence of any Event of Default (as hereinafter defined) and during the continuance thereof, this Note shall bear interest at a rate per annum (based on a year of 360 days and actual days elapsed) which shall be two percentage points (2%) in excess of the interest rate in effect from time to time under this Note but not more than the maximum rate allowed by law (the "Default Rate"). The Default Rate shall continue to apply whether or not judgment shall be entered on this Note.

4. Prepayment. This Note may be prepaid in whole or in part at any time without penalty.

5. Use of Proceeds. The proceeds of the loan represented by this Note shall be used exclusively to acquire all the stock of Interform Corporation pursuant to a Stock Purchase Agreement dated as of October 28, 1996 between the Borrower and IRM Services, Inc. Upon the execution of this Note, the Borrower will deliver to the Bank a payoff letter from Mellon Bank, N.A. indicating what amounts Interform Corporation needs to pay in order for Mellon Bank, N.A. to release all of its liens against Interform Corporation.

6. Additional Indebtedness. The Borrower represents and warrants to the Bank that (a) no default (or condition that with the giving of notice or passage of time would become a default) exists under any document relating to any indebtedness for borrowed money of the Borrower or any of its subsidiaries and (b) neither the Borrower nor any of its subsidiaries has incurred any indebtedness for borrowed money that is not reflected accurately on the Borrower's consolidated financial statements for the year ending October 31, 1996, a copy of which has been delivered to the Bank. The Borrower covenants that, except for the indebtedness represented by this Note, neither the Borrower nor any of its subsidiaries will incur additional commitments for indebtedness for borrowed money before the obligations represented by this Note are paid in full. The Borrower may, however, draw funds under its existing $2,000,000 unsecured revolving credit facility with Bank One West Virginia.

7. Events of Default. The occurrence of any of the following events will be deemed to be an "Event of Default" under this Note: (i) the nonpayment of any principal, interest or other indebtedness under this Note when due; (ii) the occurrence of any event of default or default and the lapse of any notice or cure period under any other debt, liability or obligation to the Bank of the Borrower or any of its subsidiaries; (iii) the filing by or against the Borrower or any of its subsidiaries of any proceeding in bankruptcy, receivership, insolvency, reorganization, liquidation, conservatorship or similar proceeding (and, in the case of any such proceeding instituted against the Borrower or any of its subsidiaries, such proceeding is not dismissed or stayed within 30 days of the commencement thereof); (iv) any assignment by the Borrower or any of its subsidiaries for the benefit of creditors, or any levy, garnishment, attachment or similar proceeding is instituted against any property of the Borrower or any of its subsidiaries held by or deposited with the Bank; (v) a default with respect to any other indebtedness of the Borrower or any of its subsidiaries for borrowed money; (vi) the commencement of any foreclosure or forfeiture proceeding, execution or attachment against the Borrower or any of its subsidiaries; (vii) the entry of a final judgment against the Borrower or any of its subsidiaries and the failure of the Borrower or any of its subsidiaries to discharge the judgment within ten days of the entry thereof;
(viii) any material

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adverse change in the business, assets, operations, financial condition or results of operations of the Borrower or any of its subsidiaries; (ix) the Borrower or any of its subsidiaries ceases to do business as a going concern;
(x) any representation or warranty made by the Borrower to the Bank in this
Note is false, erroneous or misleading in any material respect; or (xi) the failure of the Borrower to observe or perform any covenant or other agreement with the Bank contained in this Note.

Upon the occurrence of an Event of Default: (a) the Bank shall be under no further obligation to make advances hereunder; (b) if an Event of Default specified in clause (iii) or (iv) above shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder shall be immediately due and payable without demand or notice of any kind; (c) if any other Event of Default shall occur, the outstanding principal balance and accrued interest hereunder together with any additional amounts payable hereunder, at the option of the Bank and without demand or notice of any kind, may be accelerated and become immediately due and payable; (d) at the option of the Bank, this Note will bear interest at the Default Rate from the date of the occurrence of the Event of Default; and (e) the Bank may exercise from time to time any of the rights and remedies available to the Bank under this Note or under applicable law.

8. POWER TO CONFESS JUDGMENT: THE BORROWER HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AFTER AN EVENT OF DEFAULT UNDER THIS NOTE, TO APPEAR FOR THE BORROWER, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE BORROWER IN FAVOR OF THE BANK, AS OF ANY TERM, FOR THE UNPAID BALANCE HEREOF, AND INCLUDING, WITHOUT LIMITATION, ALL ACCRUED AND UNPAID INTEREST, CHARGES, EXPENSES OR OTHER IMPOSITIONS PAYABLE UNDER THIS NOTE, WHETHER BY ACCELERATION OR OTHERWISE WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION AS CERTIFIED BY THE BANK WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE COMPANY.
 NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT, UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

        BY SIGNING THIS INSTRUMENT, THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ, HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS, AND KNOWINGLY AND VOLUNTARILY AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE CONFESSION OF JUDGMENT PROVISION AND UNDERSTANDS THAT A CONFESSION OF JUDGMENT CONSTITUTES A WAIVER OF RIGHTS IT OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE A JUDGMENT IS ENTERED AGAINST IT AND WHICH MAY RESULT IN A COURT JUDGMENT AGAINST THE BORROWER WITHOUT PRIOR NOTICE OR HEARING AND THAT THIS NOTE MAY BE COLLECTED FROM THE BORROWER REGARDLESS OF ANY CLAIM THE BORROWER MAY HAVE AGAINST THE BANK.
                                                              _______Initial

9. POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING: THE BORROWER HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD OR THE SHERIFF WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO TAKE ALL ACTION ALLOWED BY OR PROVIDED FOR IN THE PENNSYLVANIA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE RULES OF CIVIL PROCEDURE TO EXECUTE ON ANY JUDGMENT ENTERED AGAINST THE BORROWER PURSUANT TO THE CONFESSION OF JUDGMENT SET FORTH ABOVE WITHOUT PRIOR NOTICE OR HEARING OF ANY NATURE WHATSOEVER, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS

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MAY LAWFULLY BE WAIVED BY THE BORROWER.  NO SINGLE EXERCISE OF THE FOREGOING
POWER TO EXECUTE ON JUDGMENTS WITHOUT A HEARING SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OF VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE BANK SHALL ELECT UNTIL SUCH TIME AS THE BANK SHALL HAVE RECEIVED PAYMENT IN FULL OF THE DEBT, INTEREST AND COSTS.

   BY SIGNING THIS INSTRUMENT THE BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ, HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE POWER TO EXECUTE ON JUDGMENT WITHOUT A HEARING, AND UNDERSTANDS THAT THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING CONSTITUTES A WAIVER OF RIGHTS IT OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE EXECUTION ON A JUDGMENT, AND THAT THIS NOTE MAY BE COLLECTED FROM THE BORROWER REGARDLESS OF ANY CLAIM THAT THE BORROWER MAY HAVE AGAINST THE BANK.
                                                                      _______
                                                                      Initial

10. Right to Setoff. In addition to all liens upon and rights of setoff against the money, securities or other property of the Borrower given to the Bank by law, the Bank shall have, with respect to the Borrower's obligations to the Bank under this Note and to the extent permitted by law, a contractual possessory security interest in and a contractual right of setoff against, and the Borrower hereby assigns, conveys, delivers, pledges and transfers to the Bank all of the Borrower's right, title and interest in and to, all deposits, moneys, securities and other property of the Borrower now or hereafter in the possession of or on deposit with, or in transit to, the Bank whether held in a general or special account or deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding, however, all IRA, Keogh, and trust accounts. Every such security interest and right of setoff may be exercised without demand upon or notice to the Borrower. Every such right of setoff shall be deemed to have been exercised immediately upon the occurrence of an Event of Default hereunder without any action of the Bank, although the Bank may enter such setoff on its books and records at a later time.

11. Miscellaneous. No delay or omission of the Bank to exercise any right or power arising hereunder shall impair any such right or power or be considered to be a waiver of any such right or power, nor shall the Bank's actions or inaction impair any such right or power. The Borrower agrees to pay on demand, to the extent permitted by law, all costs and expenses incurred by the Bank in the enforcement of its rights in this Note and in any security therefor, including without limitation reasonable fees and expenses of the Bank's counsel. If any provision of this Note is found to be invalid by a court, all the other provisions of this Note will remain in full force and effect. The Borrower and all other makers and endorsers of this Note hereby forever waive presentment, protest, notice of dishonor and notice of non-payment. The Borrower also waives all defenses based on suretyship or impairment of collateral. This Note shall bind the Borrower and its successors and assigns, and the benefits hereof shall incur to the benefit of the Bank and its successors and assigns.

This Note has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. THIS NOTE WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE BANK AND THE BORROWER DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCLUDING ITS CONFLICT OF LAWS RULES. The Borrower hereby irrevocably consents to the exclusive jurisdiction of any state or federal court for the county or judicial district where the Bank's office indicated above is located, and consents that all service of process be sent by nationally recognized overnight courier service directed to the Borrower at the Borrower's address set forth herein and service so made will be deemed to

                                   - 7 -

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be completed on the business day after deposit with such courier;
provided that nothing contained in this Note will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Borrower individually, against any property of the Borrower within any other county, state or other foreign or domestic jurisdiction.
The Borrower acknowledges and agrees that the venue provided above is the most convenient forum for both the Bank and the Borrower. The Borrower waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Note.

12. WAIVER OF JURY TRIAL. THE BORROWER IRREVOCABLY WAIVES ANY AND ALL RIGHTS THE BORROWER MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS NOTE, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS NOTE OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH DOCUMENTS. THE BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVER IS KNOWING
AND VOLUNTARY.
                                                                       _______
                                                                       Initial

The Borrower acknowledges that it has read and understood all the provisions of this Note, including the confession of judgment and waiver of jury trial, and has been advised by counsel as necessary or appropriate.

WITNESS the due execution hereof as a document under seal, as of the date first written above, with the intent to be legally bound hereby.


Witness:                                              CHAMPION INDUSTRIES, INC.


By: /s/ Kim Stenger                                 By: /s/ Joseph C. Worth, III
   -----------------------------------                   ------------------------------
Print Name: Kim Stenger                             Print Name: Joseph C. Worth, III
           --------------------------                           -----------------------
Title: Administrative Assistant                     Title: Vice President & C. F. O.
       ------------------------------                      --------------------------

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